Supplement dated December 15, 2010
to the Prospectus for Principal Variable Contracts Funds, Inc.
Dated May 1, 2010
(as supplemented on May 3, 2010, May 19, 2010, June 16, 2010, and September 16, 2010)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.
GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Brian L. Placzek.
INCOME ACCOUNT
Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Brian L. Placzek.
SHORT-TERM INCOME ACCOUNT
Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Brian L. Placzek.
MANAGEMENT OF THE FUND
The Sub-Advisors
In the section for Edge Asset Management, Inc., delete references to Brian L. Placzek.